                                                                   EXHIBIT 10.39

                RESTATED AND AMENDED LIMITED GUARANTY AGREEMENT
                -----------------------------------------------

        THIS RESTATED AND AMENDED LIMITED GUARANTY AGREEMENT (this "Guaranty") by CHARLES W. JOHNSON, a resident of Racine, Wisconsin ("Guarantor"), is in favor of FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association (such bank, together with its successors and assigns herein called "Bank").

                             W I T N E S S E T H:

        WHEREAS, Bank has extended and will extend credit and financial accommodations to VISUAL NUMERICS, INC., a Texas corporation ("Borrower"), whose address is 9990 Richmond, Suite 400, Houston, Harris County, Texas 77042-4548;

        NOW, THEREFORE, (i) to induce Bank, at any time from time to time, to loan monies, with or without security to or for the account of Borrower, (ii) at the special insistence and request of Bank, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

        1. Guarantor hereby absolutely and unconditionally guarantees the prompt and punctual payment and performance when due (whether at its maturity, by lapse of time, by acceleration or otherwise) of the Guaranteed Obligations (hereinafter defined).

            Continuing Guaranty.  This a continuing guaranty applicable to and
            -------------------
guaranteeing any and all indebtedness, obligations, and liabilities of every kind and character of Borrower to Bank, whether now existing or hereafter arising, whether due and owing or to become due and owing, howsoever created or arising or evidenced, whether joint or several, or joint and several, whether absolute or contingent, and all renewals, extensions, increases, and arrangements of such indebtedness, obligations or liabilities, including any and all amounts owing or which may hereafter become owing thereon or in connection therewith, including, without limitation, any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts owing thereunder (hereinafter called the "Guaranteed Obligations").

                Limitation. Notwithstanding the foregoing sentence, Guarantor's
                ----------
liability respecting the Guaranteed Obligations shall in no event exceed an aggregate amount at any time of One Million and No/100 Dollars ($1,000,000.00). Guarantor shall also be liable for, and unconditionally promises and agrees to pay, such additional amounts, if any, as become due under Sections 10 and 25 hereof.

        2. Guarantor hereby waives marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any indebtedness, obligation or liability to which it applies or may apply, and waives presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of intention to accelerate, notice of acceleration, protest, and notice thereof and all other notices and demands, collection or instigation of suit or any other action by Bank in collection thereof, including any notice of default in payment thereof or other notice to, or demand of payment therefor on, any party. Further, to the extent permitted by applicable law, Guarantor expressly waives each and every right to which he may be entitled by virtue of the suretyship law of the State of Texas including without limitation, any rights he may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001, Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

        3. Guarantor agrees to pay to Bank its collection costs, including any additional amount for reasonable attorneys' fees, but in no event to exceed the maximum amount permitted by law, if the Guaranteed Obligations are not paid by Guarantor upon demand when due as required herein or if this Guaranty is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever, and should it be necessary to reduce Bank's claim to judgment, such judgment shall bear interest at the rate of 10% per annum.

        4. This limited guaranty is an absolute and unconditional guaranty of payment and not of collection, by Guarantor, jointly and severally with any guarantor of the Guaranteed Obligations in each and every particular, and Guarantor waives any right to require that (a) any action be brought against Borrower or any other person or entity, (b) Bank enforce its rights against any other guarantor of the Guaranteed Obligations, (c) Bank proceed or enforce its rights against or exhaust any security given to secure the Guaranteed Obligations, (d) Bank have Borrower joined with Guarantor or any other guarantor of all or part of the Guaranteed Obligations in any suit arising out of this Guaranty and/or the Guaranteed Obligations, or (e) Bank pursue any other remedy in Bank's powers whatsoever. Bank shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations. To the extent permitted by applicable law, Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of the Guaranteed Obligations, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Should Bank seek to enforce the obligations of Guarantor by action in any court, Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against Borrower or any other person or entity or that Borrower or any other person or entity be joined in such cause or that a separate action be brought against Borrower or any other person or entity. The obligations of Guarantor hereunder are several from those of Borrower or any other person or entity (including without limitation any other surety for Borrower), and are primary obligations concerning which Guarantor is the principal obligor. All waivers herein contained shall be without prejudice to Bank at its option to proceed against Borrower or any other person or entity, whether by separate action or by joinder. Notwithstanding anything herein to the contrary, Guarantor expressly waives and releases and shall not be entitled to any "claim" (as such term is defined in the Bankruptcy Reform Act of 1978, as amended) that Guarantor may have against Borrower, whether now in existence or hereafter arising out of any right of reimbursement from Borrower or any right of subrogation to the Bank's rights against Borrower (including contractual, statutory and equitable rights of reimbursement, subrogation, contribution and indemnity).

        5. Guarantor agrees that suit may be brought against Guarantor and any other guarantors of the Guaranteed Obligations, jointly and severally, and against one or more of them, less than all, without impairing the rights of the Bank, its successors or assigns, against the other guarantors; nor shall Bank be required to join Borrower or any other guarantor or liable party in a suit against a particular guarantor; and Bank may release Borrower and/or one or more guarantor(s) or settle with such persons or entities as Bank deems fit without releasing or impairing the rights of Bank to demand and collect the balance of such indebtedness from the other remaining guarantors not so released.

        6. Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

            (a) Any renewal, extension, modification, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding between Borrower and Bank, or any other person or entity, pertaining to the Guaranteed Obligations provided such contract or understanding does not increase the amount of the Guaranteed Obligations;

        (b) Any adjustment, indulgence, forbearance or compromise that might be granted or given by Bank to Borrower or Guarantor or any person or entity liable on the Guaranteed Obligation;

        (c) The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of Borrower or Guarantor or any other person or entity at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners, or members of Borrower; or any reorganization of Borrower;

        (d) The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives
                                   ----- -----
executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations, or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

        (e) Any full or partial release of the liability of Borrower on the Guaranteed Obligations or any part thereof, of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other person or entity, and Guarantor has not been induced to enter into this Guaranty on the basis of the contemplation, belief, understanding or agreement that other parties other than Borrower will be liable to perform the Guaranteed Obligations, or Bank will look to other parties to perform the Guaranteed Obligations;

        (f) The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

        (g) Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

        (h) The failure of Bank or any other person or entity to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

        (i) The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien other than Permitted Lien (as such term is defined in that certain Second Restated and Amended Loan Agreement dated as of December 16, 1992 among Borrower, IMSL Acquisition Corp., Inc. and the Bank), it being recognized and agreed by Guarantor that Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations;

        (j) Any payment by Borrower to Bank is held to constitute a preference under the bankruptcy laws, or for any reason Bank is required to refund such payment or pay such amount to Borrower or someone else;

        (k) Any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations; or

            (1) The fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including without limitation by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws.

        7. In the event any payment by Borrower or any other guarantor of all or part of the Guaranteed Obligations to Bank is held to be a preference under the bankruptcy laws, or if for any other reason Bank is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or by such guarantor to Bank shall not constitute a release of Guarantor from any liability respecting payment of the Guaranteed Obligations, and Guarantor agrees to pay such amount to Bank upon demand.

        8. It is the intention of the parties hereto to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in the Guaranteed Obligations or in this Guaranty, in any note or other instrument, or in any documents securing payment thereof or hereof, or otherwise relating thereto or hereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by such laws. If any excess of interest in such respect is provided for, or shall be adjudged to be so provided for, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Guarantor nor Guarantor's heirs, successors, or assigns or any other party liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by such laws, (c) any such excess which may have been collected shall be, at Bank's option, either applied as a credit against the then unpaid principal amount owing on the Guaranteed Obligations, or refunded, and (d) the effective rate of interest covered by this Guaranty shall be automatically subject to reduction to the maximum lawful rate allowed under applicable usury laws.

     9. This Guaranty is for the benefit of Bank, and for such other persons and entities as may from time to time become or be the holders of any Guaranteed Obligations; and this Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent as the Guaranteed Obligations may be transferable, it being understood that upon the assignment or transfer by Bank of any Guaranteed Obligations, the legal holder of such Guaranteed Obligations shall have all of the rights granted to Bank under this Guaranty.

     10. Payment of all amounts hereunder shall be made at the offices of Bank. All past due indebtedness and obligations of Guarantor hereunder shall bear interest from the date same become due and payable until same have been discharged by payment at the lesser of (i) a rate that is five percentage points above the Prime Rate, as it varies, or (ii) the Maximum Rate, as it varies. Guarantor's obligations under this Section 10 shall be in addition to Guarantor's obligations under Section 1 hereof, and shall not be subject to the limitation on liability set forth in Section 1 hereof.

     11. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor or shall be deemed given three (3) days following deposit of same in the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties at the address shown below or to such other address as the intended recipient may have specified in a prior written notice received by the sender.

     12. This Guaranty shall continue in full force and effect as against Guarantor for the full amount of the Guaranteed Obligations until payment in full thereof.

     13. This Guaranty shall be binding upon Guarantor, his heirs, devisees, executors, administrators, personal representatives, successors and assigns and shall inure to the benefit of, and be enforceable by, Bank and its successors and assigns and each and every other person who shall from time to time be or become the owner or holder of any of the Guaranteed Obligations, and each and every reference herein to "Bank" shall also include each and every successor, assign, owner or holder. Guarantor shall not assign or delegate his obligations hereunder without the prior written consent of Bank.

        14. In the event of the death of Guarantor, the obligations of the deceased Guarantor shall continue in full force and effect as to all Guaranteed Obligations.

        15. The release by Bank of Borrower or one or more other guarantors of all or part of the Guaranteed Obligations shall not affect Guarantor, who shall remain fully liable in accordance with the terms of this Guaranty.

        16. This Guaranty, whether continuing, specific, and/or limited, shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty agreements by other persons or entities, in favor of Bank.

        17. Guarantor represents and warrants that (i) this Guaranty is not given with actual intent to hinder, delay or defraud any entity to which Guarantor is or will become, on or after the date hereof, indebted; (ii) Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty; (iii) Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this Guaranty; (iv) Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any property remaining with Guarantor constitutes an unreasonably small amount of capital; or (v) Guarantor does not intend to incur debts that will be beyond Guarantor's ability to pay as such debts mature.

        18. Guarantor shall furnish to Bank all such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as Bank may from time to time request.

        19. Guarantor will not change his address, name or identity without notifying Bank of such change in writing at least thirty (30) days prior to the effective date of such change.

        20. No delay on the part of Bank in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right, nor shall any single or partial exercise of any right, power or privilege bar any further or subsequent exercise of the same or any other right, power or privilege.

        21. This Guaranty is entered into solely for the benefit of the parties hereto their successors and assigns and may not be relied upon or enforced by any third parties.

     22. This Guaranty shall not be changed orally, but shall be changed only by agreement in writing signed by the person against whom enforcement of such change is sought.

     23. The masculine and neuter genders used herein shall each include the masculine, feminine and neuter genders and the singular number used herein shall include the plural number. The words "person" and "entity" shall include without limitation individuals, corporations, partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, and governments and any agency or political subdivision thereof.

     24. If any provision of this Guaranty is determined to be invalid by any court of competent jurisdiction or to be in violation of any applicable law, such invalidity or violation shall have no effect on any other provisions of this Guaranty (which shall remain valid and binding and in full force and effect) or in any other jurisdiction, and to that end the provisions of this Guaranty shall be considered severable.

     25. Guarantor will pay all court costs and costs of collecting and enforcing this Guaranty, including, without limitation, reasonable fees, expenses and disbursements of counsel employed in connection with any and all such collection and enforcement efforts; then, and in any such event, the attorneys' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel in any way or respect arising in connection with or relating to any of the events or actions described in this Section together with interest thereon from the date incurred until paid by Borrower at the lesser of (i) a rate that is five percentage points above Prime Rate, as it varies, or (ii) the Maximum Rate, as it varies, which Borrower agrees to pay on demand. Guarantor's obligation under this Section 25 shall be in addition to Guarantor's obligations under Section 1 hereof, and shall not be subject to the limitation on liability set forth in Section 1 hereof.

     26.   Certain Definitions.   As used in this Guaranty, the following terms
           -------------------
will have the following meanings unless the context requires otherwise:

           "Maximum Rate"   means the maximum lawful rate of interest permitted
            ------------
     by applicable laws, now or hereafter enacted, which interest rate shall change when and as such laws change, to the extent permitted by such laws, effective on the day such change in such laws becomes effective; provided, however, that the term "Maximum Rate" shall mean a
                --------  -------
     rate of interest equal to five percentage points above the Prime Rate, as it varies, if there is no Maximum Rate under applicable usury laws.

          "Prime Rate" means the variable per annum rate of interest most
           ----------
     recently announced by the Bank as its "prime rate," with the understanding that the Bank's "prime rate" may be one of several base rates and serves as a basis upon which effective rates of interest from time to time are calculated for loans making reference thereto and may not be the lowest of the Bank's base rates.

     27. This Restated and Amended Limited Guaranty Agreement is given in part in renewal of, and in increase and rearrangement of, but not in novation or discharge of, the obligations of Guarantor evidenced by that certain Limited Guaranty Agreement, dated December 16, 1992, executed by Guarantor in favor of the Bank, said obligations, together with the other obligations evidenced hereby, henceforth to be evidenced hereby and governed by the terms and provisions hereof (including, but not limited to, the limitations set forth in paragraph 1).

     28.  GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     29.  SUBMISSION TO JURISDICTION.  WITH RESPECT TO ANY AND ALL DISPUTES
          --------------------------
ARISING HEREUNDER, OR UNDER ANY OF THE OTHER INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH NOT SETTLED, OR SUBJECT TO ARBITRATION, PURSUANT TO THE ARBITRATION PROGRAM REFERENCED IN PARAGRAPH 31 HEREOF, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

     (A) SUBMITS FOR HIMSELF AND HIS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND ANY DOCUMENT TO WHICH HE IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT IN RESPECT OF ANY THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

     (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT HE MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY

SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

        (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM AND MAIL), POSTAGE PREPAID, TO HIM AT HIS ADDRESS SPECIFIED BESIDE HIS SIGNATURE;

        (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

        30.  Security.  Payment and performance of Guarantor's obligations under
             --------
this Guaranty are secured as provided in that certain First Amendment dated as of even date herewith to a Second Restated and Amended Loan Agreement (the "Credit Agreement") dated December 16, 1992 by and among Borrower, the Bank, and others. This Guaranty is entitled to all of the benefits of the Credit Agreement and the documents and instruments executed in connection therewith.

        31.  Arbitration Program.  The parties agree to be bound by the terms
             -------------------
and provisions of the current Arbitration Program of the Bank which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes arising hereunder, or under any of the documents and instruments contemplated thereby, or pertaining hereto or thereto, shall be resolved by mandatory binding arbitration upon the request of any party.

        32.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT, THE FIRST AMENDMENT
             ------------------
TO SECOND RESTATED AND AMENDED LOAN AGREEMENT, AND THE SECURITY AGREEMENT-PLEDGE EXECUTED BY GUARANTOR, AS AMENDED, AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                                     -10A-

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          EXECUTED this 26th day of February, 1994.


      /s/ Charles W. Johnson                   3801 Lighthouse Drive
      ---------------------------------        ---------------------------------
      CHARLES W. JOHNSON, Guarantor

             ###-##-####                       Racine, Racine County,
      ---------------------------------        Wisconsin 53402
      Tax I.D. No.                             ---------------------------------
                                               City, County, State, Zip Code

      J 525-1592-9413-08 Wisconsin
      ---------------------------------
      Driver's Lic. No/State


      THE STATE OF WISCONSIN           (S)
                                       (S)
      COUNTY OF RACINE                 (S)


          The foregoing was acknowledged before me on the 26th day of February, 1994, by Charles W. Johnson.

                                                     /s/ Michael Garoukian
                                               ---------------------------------
                                                    Notary Public in and for
                                                     The State of Wisconsin
      [SEAL]

          ADDENDUM TO RESTATED AND AMENDED LIMITED GUARANTY AGREEMENT
          -----------------------------------------------------------


NAME OF GUARANTOR:      CHARLES W. JOHNSON

NAME OF BORROWER:       VISUAL NUMERICS, INC.

NAME OF BANK:           FIRST INTERSTATE BANK OF TEXAS, N.A.



                              NOTICE TO GUARANTOR
                              -------------------

        YOU ARE BEING ASKED TO GUARANTEE THIS DEBT. THINK CAREFULLY BEFORE YOU DO. THIS IS A CONTINUING GUARANTY, YOU ARE BEING ASKED TO GUARANTEE ALL DEBT (WHETHER NOW OR IN THE FUTURE) OF THE BORROWER ENTERED INTO WITH THIS BANK SUBJECT TO THE MONETARY LIMITATIONS SET OUT THEREIN.

        IF THE BORROWER DOESN'T PAY THE DEBT, YOU WILL HAVE TO. BE SURE YOU CAN AFFORD TO PAY IF YOU HAVE TO, AND THAT YOU WANT TO ACCEPT THIS RESPONSIBILITY.

        YOU MAY HAVE TO PAY UP TO $1,000,000 PLUS INTEREST, OF THE DEBT IF THE BORROWER DOES NOT PAY. YOU MAY ALSO HAVE TO PAY ATTORNEY'S FEES, LATE FEES OR COLLECTION COSTS, WHICH INCREASE THIS AMOUNT.

        THE BANK CAN COLLECT THIS DEBT FROM YOU WITHOUT FIRST TRYING TO COLLECT FROM THE BORROWER. THE BANK CAN USE THE SAME COLLECTION METHODS AGAINST YOU THAT CAN BE USED AGAINST THE BORROWER, SUCH AS SUING YOU, ETC. IF THIS DEBT IS EVER IN DEFAULT, THAT FACT MAY BECOME A PART OF YOUR CREDIT RECORD.
                                                ----

        THIS NOTICE IS NOT THE CONTRACT THAT MAKES YOU LIABLE FOR THE DEBT.



/s/ Charles W. Johnson
----------------------------------              February  26,  1994
CHARLES W. JOHNSON, Guarantor                             --